An Indemnification Agreement has been executed by and between Travel Services International, Inc. and the following individuals:

Mel Robinson

Suzanne Bell

Joseph Vittoria

Jill Vales

Imad Khalidi

Maryann Bastnagel

Michael J. Moriarty

Tommaso Zanzotto

Wayne Heller

Susan Parker

John Przywara

Elan Blutinger

Len Potter

D. Fraser Bullock

Robert Falcone

Tommaso Zanzotto

                            INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT (the "Agreement") dated as of July 28, 1997, between Travel Services International, Inc., a Delaware corporation (the "Company"), and _____________ ("Indemnitee").


                                    RECITALS

         A. Indemnitee is an officer and member of the Board of Directors of the Company and in such capacity is performing a valuable service to the Company.

         B. The Company's Bylaws (the "Bylaws") provide for the indemnification of the directors, advisory directors, officers, employees and agents of the Company to the extent set forth in the Amended and Restated Certificate of Incorporation of the Company (the "Certificate").

         C. The Certificate provides that the Company shall indemnify the directors, advisory directors, officers, employees and agents of the Company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended to date (the "Corporation Law").

         D. The Corporation Law specifically provides that indemnification and advancement of expenses provided in such statute shall not be exclusive of any other rights under any agreement, and thereby contemplates that agreements may be entered into between the Company and members of, or advisory directors to, the Board of Directors or officers of the Company with respect to the indemnification of such directors or officers.

         E. In accordance with the authorization provided in the Corporation Law, the Company intends to purchase and maintain a policy or policies of directors' and officers' liabilities insurance (the "Insurance") covering certain liabilities which may be incurred by the Company's directors, advisory directors and officers in the performance of their services to the Company.

         F. The general availability of directors' and officers' liability insurance covering certain liabilities which may be incurred by the Company's directors, advisory directors and officers in the performance of their services to the Company and the applicability, amendment and enforcement of statutory and bylaw provisions have raised questions concerning the adequacy and reliability of the protection afforded to directors, advisory directors and officers.

         G. In order to induce Indemnitee to serve as an officer and member of the Board of Directors of the Company for the current term and for any subsequent term to which he is elected or nominated, the Company has deemed it to be in its best interest to enter into this Agreement with Indemnitee.

         NOW, THEREFORE, in consideration of Indemnitee's agreement to serve as an officer and member of the Board of Directors of the Company after the date hereof, the parties hereto agree as follows:

         1.       Definitions.

         As used in this Agreement, the following terms shall have the following meanings:

                  (a) Change in Control. A "Change in Control" shall be deemed to have occurred if:

                           (i) any  person or  entity,  or group of  persons  or
                  entities acting together, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition such person, entity or group is, directly or indirectly, the Beneficial Owner of voting securities representing 33% or more of the total voting power of all of the then-outstanding voting securities of the Company and has a larger percentage of voting securities of the Company than any other person, entity or group holding voting securities of the Company, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors (the "Board");

                           (ii) the following individuals no longer constitute a
                  majority of the members of the Board: (A) the individuals who, as of the closing date of the Company's initial public offering, constitute the Board (the "Original Directors"); (B) the individuals who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election);

                           (iii) the stockholders of the Company shall approve a
                  merger, consolidation, recapitalization or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                           (iv) the  stockholders of the Company shall approve a
                  plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more of the total assets of the Company).


                  (b) Reviewing Party. A "Reviewing Party" means (i) the Board or a committee of directors of the Company, who are not officers, appointed by the Board, provided that a majority of such directors are not parties to the claim or (ii) special, independent counsel selected and appointed by the Board or by a committee of directors of the Company who are not officers.

         2.       Indemnification of Indemnitee.

         The Company hereby agrees that it shall hold harmless and indemnify Indemnitee to the fullest extent authorized and permitted by the provisions of the Certificate and Bylaws and the provisions of the Corporation Law, or by any amendment thereof, but in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than the Certificate, Bylaws or Corporation Law permitted the Company to provide prior to such amendment, or other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof.

         3.       Insurance.

         3.1 Insurance Policies. So long as Indemnitee may be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee is or was a director, advisory director or officer, to the extent that the Company maintains one or more insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies in accordance with its or their terms, to the maximum extent of the coverage applicable to any director, advisory director or officer then serving the Company.

         3.2 Maintenance of Insurance. The Company shall not be required to maintain the Insurance or any policy or policies of comparable insurance, as the case may be, if such insurance is not reasonably available or if, in the reasonable business judgment of the Board of the Company which shall be conclusively established by such determination by the Board, or any appropriate committee thereof, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage thereunder or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance.

         3.3 Self-Insurance. To the extent Indemnitee is not indemnified under other Sections of this Agreement and is not fully, by reason of deductible or otherwise, covered by directors' and officers' liability insurance, the Company shall maintain self-insurance for, and thereby indemnify and hold harmless, Indemnitee from and against any and all expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which Indemnitee was or is made party or was or is involved by reason of the fact that Indemnitee is or was a director or officer of the Company. Notwithstanding the foregoing, payments of self-insurance under this Section to Indemnitee by the Company shall not exceed the amount of $5,000,000 for any event and further shall be limited in accordance with Section 5 hereof. An "event" as used in the preceding sentence in reference to a limitation on self-insurance shall include the same acts or omissions by Indemnitee and interrelated, repeated or continuous acts or omissions.

         4.       Additional Indemnification.

         Subject only to the exclusions set forth in Section 5 hereof, the Company hereby agrees that it shall hold harmless and indemnify Indemnitee.

                  (a) against any and all expenses,  including  attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or on behalf of stockholders of the Company or by or in the right of the Company, to which Indemnitee is a party or is involved by reason of the fact that Indemnitee is, was or at any time becomes a director, advisory director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; and

                  (b) otherwise to the fullest extent as may be provided to Indemnitee by the Company under the non-exclusivity provisions of the Corporation Law.

         5.       Limitations on Additional Indemnification.

         No  indemnification  pursuant  to this  Agreement  shall be paid by the
Company:

                  (a) in respect to any transaction if it shall be determined by the Reviewing Party, or by final judgment or other final adjudication, that Indemnitee derived an improper personal benefit;

                  (b) on account of Indemnitee's conduct which is determined by the Reviewing Party, or by final judgment or other final adjudication, to have involved acts or omissions not in good faith, intentional misconduct or a knowing violation of law; or

                  (c) if the Reviewing Party or a court having jurisdiction in the matter shall determine that such indemnification is in violation of the Certificate, the Bylaws or the law.

         6.       Advancement of Expenses.

         In the event of any threatened or pending action, suit or proceeding in which Indemnitee is a party or is involved and which may give rise to a right of indemnification under this Agreement, following written request to the Company by Indemnitee the Company shall promptly pay to Indemnitee amounts to cover expenses incurred by Indemnitee in such proceeding in advance of its final disposition upon the receipt by the Company of (i) a written undertaking executed by or on behalf of Indemnitee to repay the advance if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as provided in this Agreement and (ii) satisfactory evidence as to the amount of such expenses.

         7.       Repayment of Expenses.

         Indemnitee agrees that Indemnitee shall reimburse the Company for all reasonable expenses paid by the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding against Indemnitee in the event and only to the extent that it shall be determined by final judgment or other final adjudication that Indemnitee is not entitled to be indemnified by the Company for such expenses under the provisions of the Corporation Law or any applicable law.

         8.       Determination of Indemnification; Burden of Proof.

         With respect to all matters concerning the rights of Indemnitee to indemnification and payment of expenses under this Agreement or under the provisions of the Certificate and Bylaws now or hereafter in effect, the Company shall appoint a Reviewing Party and any determination by the Reviewing Party shall be conclusive and binding on the Company and Indemnitee. If under applicable law, the entitlement of Indemnitee to be indemnified under this Agreement depends on whether a standard of conduct has been met, the burden of proof of establishing that Indemnitee did not act in accordance with such standard of conduct shall rest with the Company. Indemnitee shall be presumed to have acted in accordance with such standard and entitled to indemnification or advancement of expenses hereunder, as the case may be, unless, based upon a preponderance of the evidence, it shall be determined by the Reviewing Party that Indemnitee did not meet such standard. For purposes of this Agreement, unless otherwise expressly stated herein, the termination of any action, suit or proceeding by judgment, order, settlement, whether with or without court approval, or conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         9.       Effect of Change in Control.

         If there has not been a Change in Control after the date of this Agreement, the determination of: (i) the rights of Indemnitee to indemnification and payment of expenses under this Agreement or under the provisions of the Certificate and the Bylaws; (ii) standard of conduct; and (iii) evaluation of the reasonableness of amounts claimed by Indemnitee shall be made by the Reviewing Party or such other body or persons as may be permitted by the Corporation Law. If there has been a Change in Control after the date of this Agreement, such determination and evaluation shall be made by a special, independent counsel who is selected by Indemnitee and approved by the Company, which approval shall not be unreasonably withheld, and who has not otherwise performed services for Indemnitee or the Company.

         10.      Continuation of Indemnification.

         All agreements and obligations of the Company contained herein shall continue during the period that Indemnitee is a director, advisory director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee was a director, advisory director or officer of the Company or serving in any other capacity referred to herein.

         11.      Notification and Defense of Claim.

         Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, if a claim in respect hereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; provided, however, that delay in so notifying the Company shall not constitute a waiver or release by Indemnitee of rights hereunder and that omission by Indemnitee to so notify the Company shall not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

         (a) The Company shall be entitled to participate therein at its own expense; and

         (b) Except as otherwise provided below, to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof and to employ counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to so assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel of his own choosing in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of assumption by the Company of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been specifically authorized by the Company, such authorization to be conclusively established by action by disinterested members of the Board though less than a quorum; (ii) representation by the same counsel of both Indemnitee and the Company would, in the reasonable judgment of Indemnitee and the Company, be inappropriate due to an actual or potential conflict of interest between the Company and Indemnitee in the conduct of the defense of such action, such conflict of interest to be conclusively established by an opinion of counsel to the Company to such effect; (iii) the counsel employed by the Company and reasonably satisfactory to Indemnitee has advised Indemnitee in writing that such counsel's representation of Indemnitee would likely involve such counsel in representing differing interests which could adversely affect the judgment or loyalty of such counsel to Indemnitee, whether it be a conflicting, inconsistent, diverse or other interest; or (iv) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be paid by the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which a conflict of interest has been established as provided in (ii) hereof. Notwithstanding the foregoing, if an insurance company has supplied directors' and officers' liability insurance covering an action, suit or proceeding, then such insurance company shall employ counsel to conduct the defense of such action, suit or proceeding unless Indemnitee and the Company reasonably concur in writing that such counsel is unacceptable.

         (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any liability or penalty on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold consent to any proposed settlement.

         12.      Enforcement.

         (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to serve as a director, advisory director or officer of the Company and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

         (b) If a claim for indemnification or advancement of expenses is not paid in full by the Company within thirty (30) days after a written claim by Indemnitee has been received by the Company, Indemnitee may at any time assert the claim and bring suit against the Company to recover the unpaid amount of the claim. In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all of Indemnitee's reasonable attorneys' fees and expenses in bringing and pursuing such action.

         13.      Proceedings by Indemnitee.

         The  Company  shall  not be  liable  to make  any  payment  under  this
Agreement in connection with any action, suit or proceeding, or any part thereof, initiated by Indemnitee unless such action, suit or proceeding, or part thereof, (i) was authorized by the Company, such authorization to be conclusively established by action by disinterested members of the Board though less than a quorum or (ii) was brought by Indemnitee pursuant to Section

12(b) hereof.

         14.      Effectiveness.

         This Agreement is effective for, and shall apply to, (i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no action, suit or proceeding has been brought prior to the date hereof and (ii) any action, suit or proceeding which is threatened before, on or after the date of this Agreement but which is not pending prior to the date hereof. This Agreement shall not apply to any action, suit or proceeding which was brought before the date of this Agreement. So long as the foregoing is satisfied, this Agreement shall be effective for, and be applicable to, acts or omissions occurring prior to, on or after the date hereof.

         15.      Non-exclusivity.

         The rights of Indemnitee under this Agreement shall not be deemed exclusive, or in limitation of, any rights to which Indemnitee may be entitled under any applicable common or statutory law, or pursuant to the Certificate, the Bylaws, a vote of the stockholders or otherwise.

         16.      Other Payments.

         The Company shall not be liable to make any payment under this Agreement in connection with any action, suit or proceeding against Indemnitee to the extent Indemnitee has otherwise received payment of the amounts otherwise payable by the Company hereunder.

         17.      Subrogation.

         In the event the Company makes any payment under this Agreement, the Company shall be subrogated, to the extent of such payment, to all rights of recovery of Indemnitee with respect thereto, and Indemnitee shall execute all agreements, instruments, certificates or other documents and do or cause to be done all things necessary or appropriate to secure such recovery rights to the Company including, without limitation, executing such documents as shall enable the Company to bring an action or suit to enforce such recovery rights.

         18.      Survival; Continuation.

         The rights of Indemnitee under this Agreement shall inure to the benefit of Indemnitee, his heirs, executors, administrators, personal representatives and assigns, and this Agreement shall be binding upon the Company, its successors and assigns. The rights of Indemnitee under this Agreement shall continue so long as Indemnitee may be subject to any action, suit or proceeding because of the fact that Indemnitee is or was a director, advisory director, officer, employee or agentof the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. If the Company, in a single transaction or series of related transactions, sells, leases, exchanges, or otherwise disposes of all or substantially all of its property and assets, the Company shall, as a condition precedent to any such transaction, cause effective provision to be made so that the persons or entities acquiring such property and assets shall become bound by and replace the Company under this Agreement.

         19.      Amendment and Termination.

         No  amendment,  modification,   termination  or  cancellation  of  this
Agreement shall be effective unless made in writing signed by both parties hereto.

         20.      Headings.

         Section headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

         21.      Notices.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

                  (a)      if to the Company:


                           Travel Services International, Inc.
                           515 No. Flagler Drive
                           Suite 300 - Pavilion
                           West Palm Beach, Florida 33401
                           Attn: President

                           with a copy to:


                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           1333 New Hampshire Avenue, N.W.
                           Washington, DC 20036
                           Attn: Bruce S. Mendelsohn

                  (b)      if to the Indemnitee

                           Travel Services International, Inc.
                           515 No. Flagler Drive

                           Suite 300 - Pavilion
                           West Palm Beach, Florida 33401
                           Attn:


Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

         22.      Severability.

         If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

         23.      Complete Agreement.

         This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         24.      Counterparts.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         25. CHOICE OF LAW. THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                            TRAVEL SERVICES INTERNATIONAL, INC.



                                            By:
                                                --------------------------------
                                                Michael J. Moriarty,
                                                President



                                                --------------------------------
                                                                 Indemnitee
                                                --------------,
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